UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2018

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-222275	82-3620361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On August 8, 2018, HighPoint Resources Corporation (the "Company") issued a press release containing financial and operating results for the second quarter 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2018, the Company and William M. Crawford, the Company's Chief Financial Officer, entered into a First Amendment to Change in Control Severance Protection Agreement (the "Amendment"). The Amendment amends Mr. Crawford's existing Change in Control Severance Protection Agreement dated March 20, 2018 (the "Agreement") to provide, among other things, that upon a qualifying termination in connection with a "Change in Control" (as defined in the Agreement), Mr. Crawford would receive an amount equal to 3.0x the sum of his "Annual Compensation Amount" (as defined in the Agreement and which generally includes the sum of his base salary and the greater of his target or average annual bonus). Under the Agreement, Mr. Crawford will receive severance if, in connection with a Change in Control, his employment is terminated without "Cause" or he resigns for "Good Reason" (as each of those terms is defined in the Agreement). Mr. Crawford's previous multiple was 2.0x the sum of his Annual Compensation Amount.

The description above does not purport to be complete and is subject to, and qualified in its entirety by reference to the terms of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

Second Quarter 2018 Results Webcast and Conference Call

The Company plans to host a webcast and conference call at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Thursday, August 9, 2018 to discuss its financial and operating results for the second quarter 2018. The webcast may be accessed at the Company’s website (www.hpres.com), or by telephone by calling (855) 760-8152 ((631) 485-4979 international callers) with passcode 8494357. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available through Thursday, August 16, 2018 at (855) 859-2056 ((404) 537-3406 international) with passcode 8494357.

All statements in the webcast and conference call, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	First Amendment to Change in Control Severance Protection Agreement.

99.1	Press Release, dated August 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 8, 2018	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	First Amendment to Change in Control Severance Protection Agreement.

99.1	Press Release, dated August 8, 2018.